                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant To Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                (Name Of Registrant As Specified In Its Charter)

    (Name Of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                                 420 Lapp Road
                          Malvern, Pennsylvania 19355
                                 (610) 889-9898

                               ----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   Date: Wednesday, October 31, 2001
   Time:10:00 a.m., Eastern Standard Time
   Place:420 Lapp Road, Malvern, Pennsylvania

Purposes of the Meeting:

  . To elect two Class I directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified.

  . To vote on a proposal to amend our 1998 Stock Option Plan to increase the number of shares that may be issued under the plan.

  . To vote on a proposal to ratify and approve our 1998 Stock Option Plan for 162(m) purposes.

  . To vote on a proposal to ratify the appointment of Arthur Andersen LLP as our independent public accountants.

  . To transact any other business that may properly come before the meeting.

Record Date:

   September 17, 2001 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

  . receive notice of the meeting; and

  . vote at the meeting and any adjournment or postponement of the meeting.

   In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

   The enclosed proxy is solicited by our Board of Directors.

Annual Report:

   We have enclosed a copy of our 2000 annual report on Form 10-K, as amended, which is not a part of the proxy soliciting materials.

Voting:

   Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

                                          James J. Reilly
                                          Chief Financial Officer

September 18, 2001

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                                 420 Lapp Road
                          Malvern, Pennsylvania 19355
                                 (610) 889-9898

                               Table of Contents

ABOUT THE MEETING.........................................................   1
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS..............................   3
SECURITY OWNERSHIP OF MANAGEMENT..........................................   4
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................   4
ELECTION OF DIRECTORS.....................................................   5
  Directors and Nominees..................................................   5
  Committees of the Board of Directors....................................   6
  Executive Officers......................................................   7
APPROVAL OF AN AMENDMENT TO THE 1998 STOCK OPTION PLAN....................   8
RATIFICATION AND APPROVAL OF THE 1998 STOCK OPTION PLAN FOR 162(M)
 PURPOSES.................................................................  11
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.........  12
EXECUTIVE COMPENSATION....................................................  13
STOCK PERFORMANCE GRAPH...................................................  15
REPORT OF THE COMPENSATION COMMITTEE......................................  16
REPORT OF THE AUDIT COMMITTEE.............................................  17
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING AND OTHER MATTERS...........  18
AUDIT COMMITTEE CHARTER................................................... A-1
1998 STOCK OPTION PLAN.................................................... B-1

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                                 420 Lapp Road
                          Malvern, Pennsylvania 19355
                                 (610) 889-9898

                               ----------------

                                PROXY STATEMENT
                                      for
                         Annual Meeting of Shareholders
                                October 31, 2001

                               ----------------

   We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2001 annual meeting of shareholders. The annual meeting will be held on October 31, 2001 at 10:00 a.m., local time, at our corporate offices at 420 Lapp Road, Malvern, Pennsylvania. We began mailing this proxy statement and the proxy card on or about September 25, 2001.

                               ABOUT THE MEETING

Who can vote?

   You can vote if, as of the close of business on September 17, 2001, you were a shareholder of record of our common stock. On that date, 13,010,454 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

What constitutes a quorum?

   The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares as of the record date must be present to hold the annual meeting. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

   The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the annual meeting. Abstentions or broker "non-votes" will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

   Our Board does not intend to bring any other matters before the annual meeting except those listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

   When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors.

Can I change my vote after I return my proxy card?

   Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

   Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

   We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. In addition to the mailing of the proxy materials, our directors, officers and employees, as well as a professional proxy solicitation organization, may also solicit proxies in person or by telephone, telegraph, telecopy or online. We will reimburse their expenses for doing this.

Who Can Help Answer Your Questions?

   If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, James J. Reilly, 420 Lapp Road, Malvern, Pennsylvania 19355, telephone (610) 651-5550.

                                 Annual Report

   Our annual report to shareholders on Form 10-K as amended for the year ended September 30, 2000, accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K, as amended, for the year ended September 30, 2000, filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of our common stock on September 17, 2001, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the our Chief Financial Officer at the address set forth above.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

   The following table sets forth certain information with respect to the beneficial ownership, as of August 31, 2001, of each person who we knew to be the beneficial owner of more than 5% of our common stock. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated.

                                                        Common Stock
                                            ------------------------------------
Name of Beneficial Owner                    Number of Shares Percent of Class(1)
------------------------                    ---------------- -------------------
Geoffrey S. M. Hedrick(2)..................    3,328,384            25.6%

Putnam Investments, LLC.(3)................    1,356,900            10.4%

Parker Hannifin Corporation(4).............    1,179,541             9.1%

--------
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 13,010,454 shares of common stock outstanding as of August 31, 2001.
(2) Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc., 420 Lapp Road, Malvern, PA 19355. Includes warrants to purchase 149,088 shares of our common stock and options to purchase 200 shares, which were exercisable as of August 31, 2001, or within 60 days from such date.
(3) As reflected in a Schedule 13G dated September 7, 2001. In that Schedule 13G, Putnam reported that it had shared voting power over 543,900 shares, and shared dispositive power over 1,356,900 shares. Putnam stated in that
    Schedule 13G that these securities are owned by various individual and institutional investors for which Putnam and/or its affiliates serve as an investment advisor with the power to direct investment and/or power to vote the securities. Putnam disclaims that it is the beneficial owner of such securities. The address of The Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.
(4) The address of Parker Hannifin Corporation is 18321 Jamboree Boulevard, Irvine, California 92612. The board of directors of Parker Hannifin has dispositive and voting power over the shares held by Parker Hannifin. The board members are Patrick S. Parker, John G. Breen, Duane E. Collins, Paul
    C. Ely, Jr., Peter W. Likens, Giulio Mazzalupi, Klaus-Peter Muller, Hector
    R. Ortino, Allan L. Rayfield, Wolfgang R. Schmitt, Debra L. Starnes and Dennis W. Sullivan. Includes warrants to purchase 11,006 shares of common stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth certain information with respect to the beneficial ownership as of August 31, 2001 of (i) each director, (ii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2000 (collectively, the "Named Executive Officers") and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares.

Name of Beneficial Owner                   Number of Shares Percent of Class(1)
------------------------                   ---------------- ------------------
Geoffrey S. M. Hedrick...................     3,328,384(2)         25.6%

Robert E. Mittelstaedt, Jr...............       163,557             1.3%

Winston J. Churchill.....................        79,822              .6%

Benjamin A. Cosgrove.....................        44,898               *

Roger E. Mitchell........................        24,865(3)            *

Glen R. Bressner.........................        10,135               *

Ivan M. Marks............................         1,000               *

Robert J. Ewy(4).........................           --              --

Robert H. Rau............................         1,000               *

All executive officers and directors as a
 group (10 persons)......................     3,682,402(5)         28.3%

--------
 * Less than 1%.
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 13,010,454 shares of common stock outstanding as of August 31, 2001.
(2) Includes warrants to purchase 149,088 shares and options to purchase 200 shares, which were exercisable as of August 31, 2001, or within 60 days from such date.
(3) Represents the total number of outstanding options to purchase shares, which were exercisable as of August 31, 2001, or within 60 days from such date.
(4) Mr. Ewy was our President from during fiscal year 2000.
(5) Includes warrants to purchase 149,088 shares and options to purchase 52,805 shares, which were exercisable as of August 31, 2001, or within 60 days from such date.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during fiscal 2000, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons, except that David J. Marvin, who was hired as an executive officer in August 2000, inadvertently filed an untimely Form 3 upon becoming an executive officer.

                             ELECTION OF DIRECTORS

                             (Item 1 on Proxy Card)

   At the annual meeting, the shareholders will elect two Class I directors to hold office until the annual meeting of shareholders in 2004 and until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class I directors expires at the 2001 annual meeting of shareholders. The Board has nominated Messrs. Ivan M. Marks and Robert H. Rau to serve as directors. Each is currently serving as a Class I director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Messrs. Marks and Rau. The two nominees receiving a plurality of the votes cast for director will be elected. Should either of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board may recommend. The Board does not have a nominating or similar committee. The Board of Directors recommends voting "FOR" the nominees for Class I directors.

                             Directors and Nominees

   The current members of the Board of Directors, including the nominees for Class I directors, together with certain information about them, are set forth below:

                              Director  Term
Name                      Age  Since   Expires Positions with the Company
----                      --- -------- ------- --------------------------
Class I Directors
Ivan M. Marks............  59   1996    2001   Director
Robert H. Rau............  65   2001    2001   Director

Class II Directors
Glen R. Bressner.........  40   1999    2002   Director
Robert E. Mittelstaedt,    57   1989    2002   Director
 Jr......................

Class III Directors
Geoffrey S. M. Hedrick...  58   1988    2003   Director, Chairman of the Board
                                               and Chief Executive Officer
Winston J. Churchill.....  60   1990    2003   Director
Benjamin A. Cosgrove.....  74   1992    2003   Director

   Ivan M. Marks. Mr. Marks has been the Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

   Robert H. Rau. Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The BFGoodrich Company. Prior to its merger with BFGoodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, a member of the Board of Trustees of Whittier College and a member of the Board of Directors of B. F. Goodrich Aerospace Europe and HCC Industries, Inc. and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

   Glen R. Bressner. Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the

Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

   Robert E. Mittelstaedt, Jr. Mr. Mittelstaedt served as our Chairman of the Board of Directors from 1989 to 1997. Since 1989, Mr. Mittelstaedt has been Vice Dean of The Wharton School of the University of Pennsylvania. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

   Geoffrey S. M. Hedrick. Mr. Hedrick has been our Chief Executive Officer since he founded the company in February 1988 and our Chairman of the Board since 1997. Prior to founding the company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

   Winston J. Churchill. Since 1996, Mr. Churchill has been a managing general partner of SCP Private Equity Partners, L.P., a private equity fund sponsored by Safeguard Scientifics, Inc. In addition, since 1991, Mr. Churchill has been the Chairman of the Board of Churchill Investment Partners, Inc. and CIP Capital, Inc., both of which are venture capital firms. Mr. Churchill is also a director of Amkor Technology, Inc., Freedom Securities Corp., Griffin Land and Nurseries, Inc. and CinemaStar Luxury Theaters, Inc. Mr. Churchill is a member of the Executive Committee of the Council of Institutional Investors. Mr. Churchill holds a Bachelor of Science degree from Fordham University, a Masters of Business Administration from Oxford University and a Juris Doctor from Yale Law School.

   Benjamin A. Cosgrove. Mr. Cosgrove has been a consultant to The Boeing Company since he retired from Boeing in 1993. Prior to his retirement, Mr. Cosgrove was employed by Boeing for 44 years and held a number of positions, including Senior Vice President for Technical and Government Affairs. Mr. Cosgrove is currently a member of the NASA Advisory Council's Task Force on the Shuttle-Mir Rendezvous and Docking Missions and the Task Force on International Space Station Operational Readiness. Mr. Cosgrove holds a Bachelor of Science degree in Aeronautical Engineering from Notre Dame University.

                      Committees of the Board of Directors

   The Board maintains two standing committees: Audit and Compensation.

   Audit Committee. The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection of our auditors, the scope of our annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our auditors in that process. Messrs. Marks (Chairman), Bressner and Rau are currently members of the Audit Committee. The Audit Committee operates pursuant to a written charter that has been approved and adopted by the Board. A copy of the charter is included as Appendix A to this proxy statement.

   Compensation Committee. The Compensation Committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us. Messrs. Cosgrove (Chairman), Churchill and Mittelstaedt are currently the members of the Compensation Committee.

Meetings and Attendance

   During the fiscal year ended September 30, 2000, the full Board held four meetings, the Audit Committee met two times and the Compensation Committee met four times. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

Compensation of Directors

   In February 2000, our Board adopted a Non-Employee Director Compensation Plan under which each non-employee director who serves on the Board at the beginning of each fiscal year, commencing October 1, 2000 (fiscal year 2001), will be entitled to receive shares of common stock with a fair market value of $25,000, determined as of the first day of such fiscal year. The shares vest quarterly during the fiscal year, provided that the director is still serving on the board on the date the shares are scheduled to vest. Additionally, each non-employee director receives $1,000 for each board meeting attended. All directors are reimbursed for reasonable travel and lodging expenses associated with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee currently serves as an officer of the company. There are no compensation committee interlocks between us and any other entity involving us or such entity's executive officers or board members.

                               Executive Officers

   Set forth below is a table identifying our executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name                   Age Position with the Company
----                   --- -------------------------
James J. Reilly.......  60 Chief Financial Officer

David J. Marvin.......  47 Vice President of Marketing and Business Development

Roger E. Mitchell.....  46 Vice President of Operations

   James J. Reilly. Mr. Reilly has been our Chief Financial Officer since February 2000. From 1996 to 1999, Mr. Reilly was employed by B/E Aerospace, Inc., Seating Products Group, where he served as Vice President and Chief Financial Officer. From 1989 to 1996, Mr. Reilly was employed by E-Systems, Inc. as Vice President and Principal Accounting Officer. Mr. Reilly holds a Bachelor of Science degree and a Masters of Business Administration degree from the University of Hartford.

   David J. Marvin. Mr. Marvin has been our Vice President of Marketing and Business Development since August 2000. Until joining us, Mr. Marvin was employed by Smiths Industries from 1992 as the Director of Marketing. Mr. Marvin has 23 years experience in the Aerospace Industry including nine years in Systems Engineering with Boeing, and the last twelve years in Director and Vice President of Marketing roles. Mr. Marvin holds a Bachelor of Science degree from Kent State University and a Masters of Science degree in Engineering from Drexel University.

   Roger E. Mitchell. Mr. Mitchell has been our Vice President of Operations since September 1999. From July 1998 until September 1999, Mr. Mitchell served as our Director of Operations. Prior to joining us, Mr. Mitchell was employed by AlliedSignal, where he held various positions, including Operations Manager from 1994 to 1998. Mr. Mitchell received a Bachelor of Arts degree from Lewis University.

             APPROVAL OF AN AMENDMENT TO THE 1998 STOCK OPTION PLAN

                             (Item 2 on Proxy Card)

   In November 1998, our Board adopted the Innovative Solutions and Support, Inc. 1998 Stock Option Plan. The purpose of the option plan is to offer certain of our employees, consultants and directors options to acquire equity interests in us, thereby increasing their personal interest in our growth and success and providing them with an opportunity to share in the potential capital appreciation of our common stock. The summary of our option plan provided below is qualified in its entirety by the provisions contained in the option plan, a copy of which is attached to this proxy statement as Appendix B. The closing price for a share of our common stock on September 17, 2001 was $8.08 as reported on the Nasdaq National Market.

   As of August 31, 2001, we had granted options to purchase 666,571 shares, or 76.9%, of the 866,920 shares of common stock currently reserved for issuance under the option plan. In November 2000, our Board adopted an amendment to the option plan which increased the total number of shares of common stock authorized for issuance under the option plan by 392,430 shares from 866,920 to 1,259,350 shares.

   In unanimously recommending the approval of this increase to the full Board, the Compensation Committee of the Board reviewed its projected impact on us and our shareholders. Among other things, the Compensation Committee considered that additional option shares will be needed for the retention of present employees and the future recruitment of suitable management and technical talent needed to enhance our growth.

   We believe that our growth and long-term success depends in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved in part through the grant of stock options. We also believe that stock options will play an important role in our success by encouraging and enabling our directors, officers, consultants and other employees--upon whose judgement, initiative and efforts we depend--to acquire a proprietary interest in our long-term performance. We anticipate that providing these persons with a direct stake in us will ensure a closer identification of the interests of the participants in the plan with those of us, thereby stimulating the efforts of these participants to promote our future success and strengthen their desire to remain with our company. We believe that the proposed increase in the number of shares issuable under the option plan will help us accomplish these goals and will keep our equity incentive compensation in line with that of other companies comparable to us.

Description of the Plan

   The key provisions of the 1998 Stock Option Plan, as proposed to be amended, are as follows:

  . Number of Shares. The aggregate maximum number of shares that may be issued under the plan is 1,259,350, subject to adjustment upon the occurrence of a stock dividend, stock split, recapitalization or certain other capital adjustments, as described below. If any shares subject to any option are forfeited, or an option is terminated without issuance of shares, the shares subject to such option will again be available for grant under the plan.

  . Administration. The plan is administered by a committee appointed by our Board.

  . Eligibility. All of our employees, officers, directors, consultants and advisors are eligible to receive options. To be eligible to receive grants, consultants and advisors must have rendered bona fide services, and such services must not be in connection with a capital raising transaction.

  . Term of Stock Option Plan. No options may be granted under the plan after November 14, 2008, or an earlier date established by our Board.

  . Options. Options granted under the plan may be either incentive stock options (ISOs) or non-qualified stock options. ISOs are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. Unless an option is specifically designated at the time of grant as an ISO, the option will be non-qualified. Options to purchase more than 300,000 shares may not be issued to any participant in any fiscal year.

  . Exercise Price. The exercise price of an ISO must be at least equal to the fair market value of a share of our common stock on the date the option is granted, or at least 110% of the fair market value of a share of common stock on the date an ISO is granted if the recipient owns shares possessing more than 10% of the total voting power of our stock. The exercise price of non-qualified stock options may be less than, equal to or greater than the fair market value of our common stock on the date of grant. The aggregate fair market value on the date of grant of the common stock for which an ISO is exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

  . Termination of Options. All options terminate on the earliest of: (a) the expiration of the term specified in the option, which may not exceed ten years from the date of grant or five years from the date of grant of an ISO if the optionee on the date of grant owns, directly or by attribution, shares possessing more than 10% of the total combined voting power of all of our stock; (b) the expiration of three months from the date an optionee's employment or service with us or our affiliates terminates for any reason other than disability, death or as set forth in clauses (d) and (e) below; (c) the expiration of one year from the date an optionee's employment or service with us or our affiliates terminates by reason of disability or death; (d) the date on which a determination is made by the Committee that the optionee has breached his or her employment or service contract with us or an affiliate, has been engaged in disloyalty or has disclosed trade secrets or confidential information; or (e) the date set by the Committee as an accelerated expiration date in the event of a Change of Control (as defined below). The Committee, in its discretion, may provide for additional limitations on the terms of any option.

  . Transfers. No option granted under the plan may be transferred, except by will or the laws of descent and distribution or, at the discretion of the Committee, an option may be transferred to the optionee's spouse, children or grandchildren or to a trust or partnership created solely for the benefit of the optionee and the foregoing persons.

  . Payment. An optionee may pay for shares covered by an option (a) in cash, certified check or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of common stock held by the optionee for at least six months, (b) on a deferred basis as determined by the Committee, (c) pursuant to a broker promptly paying an amount of sales or loan proceeds sufficient to pay the option price, or
    (d) any combination of the above.

  . Provisions Relating to a Change of Control. Upon the occurrence of a Change of Control, all options become immediately vested and exercisable in full, provided that any acceleration of exercisability which would cause an ISO to become a non-qualified option may be made only with the consent of the optionee. In addition, the Committee may take whatever action with respect to options outstanding as it deems necessary or desirable, including acceleration of the expiration or termination date of the options.

   A Change of Control will occur upon requisite approval by shareholders (or, if such approval is not required, by our Board) of a plan of liquidation or dissolution or the sale of substantially all of our assets. Subject to certain exceptions, a Change of Control will also occur upon requisite approval by our shareholders (or, if such approval is not required, by our Board) of the merger or consolidation of us with or into another corporation. In addition, a Change of Control will occur if certain entities, persons or groups specified in the plan have become beneficial owners of or have obtained voting control over more than 30% of the outstanding shares of our common stock. Finally, a Change of Control will occur the first day after the date the stock option plan is effective when directors are elected such that a majority of our Board consists of persons who have been members of our Board for less than two years, unless the nomination for election of each new director who was not a director at the beginning of such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

  . Adjustments. In the event that a dividend or a stock split is declared with respect to the shares of common stock, the number of shares subject to any option outstanding and the number of shares reserved for the grant of options but not yet subject to an option will be adjusted by adding the number of shares which would have been distributable with respect to the shares of common stock if they had been outstanding. In the event that outstanding shares are changed into or exchanged for a different number or kind of our shares of stock or other securities or of another corporation, we will substitute for each share of common stock the number and kind of shares of stock or other securities into which each outstanding share was changed or for which each share was exchanged. In the case of any substitution or adjustment, the option price for each share of common stock or other security which was substituted for each share covered by an outstanding option will be adjusted appropriately to reflect the substitution or adjustment.

  . Amendments. Our Board may amend the plan from time to time in such manner as it may deem advisable. Nevertheless, our Board may not, without obtaining shareholder approval, change the class of individuals eligible to receive an ISO or increase the maximum number of shares for which options may be granted or make any other change or amendment as to which shareholder approval is required in order to satisfy the conditions set forth in the rules promulgated under the Securities Exchange Act of 1934.

  . Federal Income Tax Consequences. The following summary of the federal income tax consequences contained in this proxy statement does not purport to be complete. The following discussion is only a general summary of Federal income tax consequences and does not address other taxes or state, local, or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. We have not requested an IRS ruling on any tax issues concerning the option plan and do not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants in the option plan are advised to consult their own tax advisors regarding the tax effects of their participation in the option plan.

   An optionee will not generally recognize taxable income upon the grant of a non-qualified stock option to purchase shares of our common stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares over the exercise price. The tax basis of the shares in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares will recognize a capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

   An optionee will not generally recognize income upon the grant of an ISO to purchase shares of our common stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of ours or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be included for purposes of determining any alternative minimum taxable income of an optionee. If an optionee who has exercised an ISO sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, a capital gain or loss will be recognized equal to, the difference between the sales price and the exercise price. An optionee who sells the shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

  . Stock Option Plan Benefits. The option plan, as proposed to be amended, would not change the benefits currently available. Prior to the date of this proxy statement, option grants have been made under the option plan to the following persons and groups (with the underlying share amounts immediately following each person or group): Geoffrey S. M. Hedrick (1,000); Robert Ewy (328,872, of which 209,248 became vested prior to his resignation); Roger E. Mitchell (28,406); all current executive officers as a group (169,105); all current directors who are not executive officers as a group (0); all other employees as a group (498,571). All of our employees (currently approximately 108 in number), including all of our executive officers (4 in number, of whom one is also a director), as well as our non-employee directors, are eligible to receive options under the option plan. The individuals to whom additional options will be granted under the option plan, and the amounts of such individual grants, have not been determined, but it is anticipated that, among others, all of our present executive officers, including the individuals named in the above, are eligible receive such additional options under the option plan.

   The affirmative vote of a majority of the votes present or represented at the annual meeting in person or by proxy is required to approve the amendment. The Board of Directors recommends voting "FOR" approval of the amendment to the 1998 Stock Option Plan.

            RATIFICATION AND APPROVAL OF THE 1998 STOCK OPTION PLAN
                          FOR SECTION 162(m) PURPOSES

                             (Item 3 on Proxy Card)

   The Innovative Solutions and Support, Inc. 1998 Stock Option Plan was established in November of 1998, prior to our initial public offering. We are asking our shareholders to approve the option plan at this time to comply with the requirements of Section 162(m) of the Internal Revenue Code.

   Section 162(m) of the Internal Revenue Code generally limits a publicly held company's deduction for compensation paid to each of its Chief Executive Officer and its next 4 most highly compensated officers to $1 million per year. However, "performance based compensation" which is paid pursuant to a bonus or other plan which only pays the compensation if the covered officer attains objective performance targets set by a committee of 2 or more "outside directors" based on shareholder approved performance goals is not subject the $1 million cap. Stock options that are granted with an exercise price equal to the fair market value of the stock on the date of grant generally are considered to be performance based compensation, because the amount of compensation is tied solely to an increase in the issuing company's stock price.

   Our option plan is a performance-based compensation arrangement that we believe meets the shareholder approval requirement, and certain other requirements, entitling us to deduct performance-based compensation in excess of $1 million for each executive officer described above, under section 162(m) of the Internal Revenue Code. It is possible, depending on the price of our common stock, that a gain on stock options could cause an individual's taxable compensation to exceed $1 million.

   We are required under section 162(m) to seek re-approval of the option plan within approximately three years following our initial public offering. Accordingly, we are seeking shareholder approval of the option plan at this time in order to retain the favorable tax treatment to which the we are already entitled by virtue of prior shareholder approval.

   The adoption or failure to adopt this proposal will not affect the rights of existing option holders or the number of options previously granted or to be granted under the option plan. As to options which might otherwise be granted in the future under the option plan, the failure to adopt this proposal may deprive us of the tax benefit described above with respect to our Chief Executive Officer and the four other highest paid officers.

   For a more detailed description of the option plan, please refer to Proposal No. 2 above and to the full text of the option plan attached as Appendix B.

   The affirmative vote of a majority of the votes present or represented at the annual meeting in person or by proxy is required to approve the ratification and approval of the option plan. The Board of Directors recommends voting "FOR" ratification and approval of the 1998 Stock Option Plan.

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                             (Item 4 on Proxy Card)

   Arthur Andersen LLP, at the recommendation of the Audit Committee, have been selected by the Board as our independent auditors for the fiscal year ended September 30, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, the Board will review its future selection of auditors.

   A representative of Arthur Andersen LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from the shareholders.

   Audit services of Arthur Andersen LLP for fiscal 2000 included an audit of the consolidated financial statements of the company and services related to filings made with the Securities and Exchange Commission. The aggregate fees billed by Arthur Andersen LLP in connection with services rendered during fiscal 2000 were:

   Audit Fees ........................................................ $ 65,000
   Financial Information Systems Design and Implementation Fees....... $    --
   All Other Fees(1).................................................. $322,200
                                                                       --------
     Total............................................................ $387,200

--------
(1) "All Other Fees" by Arthur Andersen LLP for non-audit services, including $250,000 for services related to filings made with the Securities and Exchange Commission and $72,200 for income tax compliance and consulting work.

   The affirmative vote of a majority of votes present or represented at the annual meeting in person or by proxy is required to ratify the reappointment of Arthur Andersen. The Board of Directors recommends voting "FOR" ratification of the reappointment of Arthur Andersen LLP.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth the cash compensation as well as certain other compensation paid or accrued during fiscal years 1999 and 2000 to the Named Executive Officers for services rendered in such years:

                                   Annual             Long-Term
                                Compensation     Compensation Awards
                               ---------------- ---------------------
Name and Principal                              Securities Underlying  All Other
Position                  Year  Salary    Bonus        Options        Compensation
------------------        ---- --------   ----- --------------------- ------------
Geoffrey S. M. Hedrick..  2000 $250,765    --            1,000              --
 Chief Executive Officer  1999  167,307    --              --               --

Robert J. Ewy(1)........  2000  225,000    --            1,000          $14,074(2)
 Former President         1999   94,712(1) --          328,872            8,173

Roger E. Mitchell.......
 Vice President           2000  131,000    --            1,000              --
 Operations               1999  113,994    --              -0-              --

--------
(1) Mr. Ewy joined us in May 1999 and, pursuant to his employment agreement, was being compensated on the basis of an annual base salary of $225,000 at the end of fiscal 1999. We entered into a separation agreement with Mr. Ewy in June 2001 pursuant to which Mr. Ewy resigned from his position.
(2) This amount represents a relocation bonus.

Stock Option Grants

   The following table contains information concerning grants of stock options to the Named Executive Officers during fiscal year 2000:

                          Option Grants in Fiscal 2000

                                                                        Potential Realizable
                                        Individual Grants                 Value at Assumed
                          ---------------------------------------------   Annual Rates of
                          Number of   Percent of                            Stock Price
                          Securities Total Options                        Appreciation for
                          Underlying  Granted to   Exercise                Option Term(1)
                           Options   Employees in  Price Per Expiration --------------------
Name                       Granted    Fiscal Year    Share      Date       5%         10%
----                      ---------- ------------- --------- ---------- --------------------
Geoffrey S. M. Hedrick..    1,000        0.28       $11.00     8/4/10   $   8,853 $   20,613

Robert J. Ewy...........    1,000        0.28       $11.00     8/4/10   $   8,853 $   20,613

Roger E. Mitchell.......    1,000        0.28       $11.00     8/4/10   $   8,853 $   20,613

--------
(1) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realizable value are prescribed by the Securities and Exchange Commission rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of our common stock and the option holder's continued employment throughout the vesting period. The options were granted under our 1998 Stock Option Plan. All of the options granted vest in five equal annual installments beginning on the first anniversary of their grant.

Stock Option Exercises and Holdings

   The following table sets forth the value of options held by each of the Named Executive Officers at September 30, 2000. None of the Named Executive Officers exercised any options during 2000.

                      Aggregated Option Exercises in 2000
                    and Option Values at September 30, 2000

                                                  Number of Securities
                                                 Underlying Unexercised     Value of Unexercised
                                                       Options at          In-The-Money Options at
                             Shares     Value      September 30, 2000        September 30, 2000
                          Acquired On  Realized ------------------------- -------------------------
Name                      Exercise (#)  ($)(1)  Exercisable Unexercisable Exercisable Unexercisable
----                      ------------ -------- ----------- ------------- ----------- -------------
Geoffrey S. M. Hedrick..      --         --           --         1,000           --    $    6,125

Roger J. Ewy............      --         --       109,624      220,248    $1,517,306    3,040,737

Roger E. Mitchell.......      --         --        38,368       17,444        45,733      233,726

--------
(1) The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common stock as reported on the Nasdaq National Market on September 29, 2000 ($17.13) and the exercise price of the options, multiplied by the number of options.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

   In July 1998, we entered into an employment letter agreement with Roger E. Mitchell to serve as our Director of Operations at an annual salary of $110,000. Under the agreement, we granted Mr. Mitchell options to purchase 54,812 shares of common stock at $3.28 per share. Of these options, 27,406 vest in five equal annual installments beginning on the first anniversary of Mr. Mitchell's employment with us. The remaining 27,406 options vested in July 1999 upon the achievement by us of certain performance objectives.

   In May 1999, we entered into an employment agreement with Robert J. Ewy to serve as our President at an annual salary of $225,000. In June 2001 we entered into a separation agreement with Mr. Ewy which provided that for the severance of employment, payment of salary and benefits through June 1, 2001 and retention of all vested options.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the percentage change in the cumulative total return on our common stock during the period from the commencement of public trading of our common stock on the Nasdaq National Market on August 4, 2000 until September 30, 2000, against the cumulative total return on the Nasdaq Composite Index and the Russell 2000 index during such period. The comparison assumes that $100 was invested at the beginning of such period in our common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

Comparison of Cumulative Total Shareholder Returns

                            ISSC Performance Chart

                8/1/00   9/1/00  10/1/00
ISSC             12.25   17.125       18
NAS/NMS COMP   3862.99  3672.82  3369.53
RUSSELL 2000    500.87   521.37   497.68
                8/1/00   9/1/00  10/1/00
ISSC            100.00   139.80   146.94
NAS/NMS COMP    100.00    95.08    87.23
RUSSELL 2000    100.00   102.26    97.61

ISSC                          NAS/NMS                            RUSSELL
          Date       Close                 Date       Close                   Date       Close
          ----       -----                 ----       -----                   -
---       -----
       10/01/2000        18             10/01/2000   3369.63               10/01/2000   497.68
       09/01/2000    17.125             09/01/2000   3672.82               09/01/2000   521.37
       08/01/2000     12.25             08/01/2000   3862.99               08/01/2000   509.87

The following report of the compensation committee and the performance graph on the previous page will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

                      Report of the Compensation Committee

   The compensation committee of the board of directors is composed of three non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance and comparisons with other companies that are similar to us in terms of size and character.

   The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interest of executive officers with the interests of our shareholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary, bonus and stock option grants with exercise prices set at the fair market value at the time of grant.

   The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from relevant industry survey(s), for similar executive positions. Bonuses are awarded on a company-wide basis upon the achievement of corporate milestones. In awarding stock options that are reviewed annually, the compensation committee considers individual performance, overall contribution to us, officer retention and the total number of stock options to be awarded.

   The compensation committee determined that for fiscal year 2000 (the twelve months ended (September 30, 2000) the salary of the Chief Executive Officer would be increased from $200,000.00 to $300,000.00 on an annual basis. This increase was implemented on February 17, 2000. In addition, on August 4, 2000 the Chief Executive Officer was awarded a stock option grant of 1,000 shares of common stock at our Initial Public Offering price of $11.00 per share. The stock option grant was consistent with the committee's decision to grant all current employees, as of the IPO date of August 4, 2000, 1,000 stock options at $11.00 per share. There were no cash incentive compensation payments in fiscal year 2000.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2000, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

   The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term earnings goals, building shareholder value, and personal contribution to the business. The individual elements are understandable and together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

   Members of the Compensation Committee

         Benjamin A. Cosgrove(Chairman)
         Winston J. Chuchill
         Robert E. Mittelstaedt, Jr.

   Submitted by the Compensation Committee:

         Benjamin A. Cosgrove
         Winston J. Churchill
         Robert E. Mittelstaedt, Jr.

The following report of the audit committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such.

                         Report of the Audit Committee

   The Audit Committee of the Board of Directors is composed of three non-employee directors. The role of the Audit Committee is to assist our Board in its oversight of our financial reporting process. The Board, in its business judgment, has determined that each director is "independent" as required by the listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and its independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to us is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent".

   Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the board of directors that the audited financial statements be included in the our Annual Report on Form 10-K, as amended, for the year ended September 30, 2000 as filed with the Securities and Exchange Commission.

   Submitted by the Audit Committee:

         Ivan M. Marks
         Robert H. Rau
         Glen R. Bressner

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
                               AND OTHER MATTERS

   Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2002 Annual Meeting of Shareholders must submit such proposals to us at 420 Lapp Road, Malvern, Pennsylvania 19355, Attention: James
J. Reilly, on or before May 20, 2002. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

   On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2002 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by August 2, 2002, the management proxies will be allowed to use their discretionary authority.

   As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                                          By Order of the Board of Directors

                                          James J. Reilly
                                          Chief Financial Officer

September 18, 2001

                                                                      Appendix A

                            Audit Committee Charter

Purpose

   The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

   The Committee shall review the adequacy of this Charter on an annual basis.

Membership

   The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee policy of the Nasdaq Stock Market as set forth in Rule 4460(d) of the NASD Manual. Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

   The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

   1. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to a year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by FAS No.90, by auditors with audit committees.

   2. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to quarterly earnings releases.

   3. The Committee shall also discuss with management and, not less frequently than annually, the outside auditor the quality and adequacy of the Company's financial reporting.

   4. The Committee shall:

  . request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

  . discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor's objectivity or independence; and

  . recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

   5. The Committee shall evaluate and review the performance of the outside auditor and, subject to the ultimate authority of and any action that may be taken by the full Board, shall have authority and responsibility to recommend to the Board the selection (or nomination for shareholder approval), and, where appropriate, replacement, of the outside auditor.

                                                                      Appendix B

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                             1998 STOCK OPTION PLAN

   Innovative Solutions and Support, Inc. (the "Company") hereby establishes and adopts the Innovative Solutions and Support, Inc. 1998 Stock Option Plan, as set forth in this document.

   1. Purpose. The Plan is intended to recognize the contributions made to the Company or an Affiliate by employees of the Company or any Affiliate (as hereinafter defined), members of the Board of Directors of the Company or any Affiliate, and certain consultants and advisors to the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or any Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, $.001 par value (the "Common Stock").

   2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

     (a) "Act" means the Securities Act of 1933, as amended.

     (b) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
  Section 424(e) or (f) of the Code.

     (c) "Board of Directors" means the Board of Directors of the Company.

     (d) "Change of Control" shall have the meaning set forth in Section 9 of the Plan.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the committee designated by the Board of Directors in accordance with the provisions of Section 3 of the Plan.

     (g) "Company" means Innovative Solutions and Support, Inc., a Pennsylvania corporation.

     (h) "Disability" shall mean, in the case of an Optionee who is covered by a disability policy or plan paid for or provided by the Company, a condition which entitles the Optionee to benefits under the policy or plan. If there is no such policy or plan covering the Optionee, "Disability" shall mean a mental or physical condition which renders the Optionee incapable of performing his duties for the Company and which is expected to be permanent, as determined by the Committee.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" shall have the meaning set forth in Section 8(b) of the Plan.

     (k) "ISO" means an Option granted under the Plan which is an "incentive stock option" within the meaning of Section 422(b) of the Code.

     (l) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO.

     (m) "Option" means either an ISO or a Non-qualified Stock Option granted by the Company under the Plan.

     (n) "Optionee" means a person to whom an Option has been granted under the Plan.

     (o) "Option Document" means the written document described in Section 8 of the Plan evidencing the Option and setting forth the terms and conditions upon which the Option is granted and upon which it may be exercised.

     (p) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as determined pursuant to Section 8(b) of the Plan.

     (q) "Plan" means the Innovative Solutions and Support, Inc. 1998 Stock Option Plan.

     (r) "Shares" means the shares of Common Stock of the Company which are the subject of Options, except as the same may be modified pursuant to the terms of Section 10 of the Plan.

   3. Administration of the Plan.

   (a) Committee. The Plan shall be administered by a committee appointed by the Board of Directors composed of two or more "outside directors" within the meaning of Section 162(m) of the Code. No person shall be eligible or continue to serve as a member of the Committee unless such person is an "outside director" as aforesaid. Members of the Committee shall serve at the pleasure of the Board of Directors which shall also fill any vacancies in the membership of the Committee.

   (b) Meetings. The Committee shall hold meetings at such times and places as it may determine and shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum thereof, and acts approved at a meeting or acts approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

   (c) Grants. The Committee shall from time to time, in its discretion, direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and the number of Shares subject thereto, and
(iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee shall take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan, and of any Option Document, shall be final, binding and conclusive.

   (d) Exculpation. No member of the Committee or of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Section 3(d) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 1553 of the Pennsylvania Business Corporation Law, as amended, or (iv) any transaction from which the member derived an improper personal benefit.

   (e) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

   4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee. More than one Option may be granted to any individual, and each such grant may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

   5. Eligibility. All employees and members of the Board of Directors of, and consultants and advisors to, the Company or an Affiliate shall be eligible to receive Options hereunder.

   6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 1,259,350, subject to adjustment as provided in Section 10 of the Plan. The maximum number of Shares with respect to which Options may be granted under the Plan to any Employee during any calendar year is 300,000 Shares, subject to adjustment in Section 10 of the Plan. The Shares shall be issued from either authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of further Option grants under the Plan.

   7. Term of the Plan. No Option may be granted under the Plan after November 13, 2008 or the earlier termination of the Plan.

   8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall specifically be designated an ISO at the time of grant. If any Option designated as an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. The grant of each Option under the Plan shall be evidenced by one or more Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall be executed by the Company as promptly as possible following such grant. Each Option Document shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan, and the Option Document shall expressly state the provisions of the Plan or incorporate them by reference.

   (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains.

   (b) Option Price. Each Option Document shall, subject to adjustment as provided in Section 10 of the Plan, state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this
Section 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

   (c) Exercise. An Option granted under the Plan may be exercised in whole or in part to the extent then exercisable under the terms of the Option Document and this Plan, provided that no Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise (on such form or forms as the Committee may prescribe for this purpose) and of payment in full (except as otherwise provided in Section 8(d) of the Plan) of the Option Price for the Shares to be purchased. Moreover, except as an Option Document may otherwise provide, no Option may be exercised within six months of the date of grant. Each such notice of exercise shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current and effective registration statement or qualified Offering Statement under Regulation A under the Securities Act) contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that (A) the Shares have not been registered under the Act, are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration,
(iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company in its sole discretion determines that issuance of Shares should be delayed pending (I) registration under federal or state securities laws, (II) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available,
(III) the listing, registration, qualification or inclusion of the Shares on any securities exchange or an automated quotation system or under any state or federal law or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary or desirable in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

   (d) Medium of Payment. Upon exercise of an Option, the aggregate Option Price for the Shares as to which the Option is being exercised shall, in the discretion of the Committee, be (i) paid in U.S. funds by cash (including a check, draft or wire transfer made payable to the order of the Company), or delivery of stock certificates for Shares of the Company's Common Stock, free of all liens, claims and encumbrances of every kind, and endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange evidencing Shares which have been held for more than six months (in which case the value of such Shares shall be deemed to be their Fair Market Value on the date of exercise of the Option), (ii) paid on a deferred basis upon such terms and conditions as the Committee in its discretion shall provide, (iii) deemed to be paid provided the notice of exercise of the Option is accompanied to the Committee's satisfaction by a copy of irrevocable instructions to a broker to promptly deliver to the Company an amount of sales or loan proceeds sufficient to pay the Option Price in full, or (iv) a combination of the foregoing. If any part of the Option Price is to be paid on a deferred basis, the Shares with respect to which payment is deferred shall be registered in the name of the Optionee, but the certificate representing such Shares shall serve as security to the Company for the payment of the Option Price and shall not be delivered to the Optionee until the Option Price for said Shares has been paid in full.

   (e) Termination of Options.

     (i) No Option or any unexercised installment thereof shall be exercisable after the first to occur of the following:

       (A) Expiration of the Option term specified in the Option Document which, subject to earlier termination as hereinafter provided, shall not exceed (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly and/or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

       (B) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below; provided, however, that such Option was exercisable on the date of termination of employment or service under the provisions of the Option Document or the Committee specifically waives the restrictions relating to exercisability, if any, contained in the Option Document.

       (C) Expiration of one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death, whether or not the Option was exercisable on the date of such termination under the provisions of the Option Document relating thereto. The determination of whether the termination of the Optionee's employment or service with the Company is due to Disability shall be made by the Committee, and such determination shall be final and binding on the Company and the Optionee;

       (D) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has committed an intentional or grossly negligent act detrimental to the interests of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price of such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

       (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of a Change of Control.

     (ii) Notwithstanding the Option termination provisions of Section 8(e)(i), the Committee, in it sole discretion, may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Section 8(e)(i)(A), provided that any change pursuant to this Section 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

   (f) Transfers. Except as otherwise provided by law, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or his guardian or legal representative. Notwithstanding the foregoing, the Committee in its sole discretion may permit the transfer of an Option, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

   (g) Limitation on ISO Grants. In no event shall the aggregate fair market value of the Shares of Common Stock (determined at the time an ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000 or such greater sum as may here after be permitted under Section 422 of the Code.

   (h) Conversion of ISO to Non-Qualified Stock Option. An Optionee shall have the right, at the Optionee's election and upon notice to the Company, to convert or to otherwise cause the conversion of ISO's granted to the Optionee hereunder into Non-qualified Stock Options; provided, that Optionee shall indemnify and hold harmless the Company from and against any loss or damage resulting from such conversion, including, but not limited to, any loss incurred by reason of the nonavailability of any deduction to the Company under federal income tax law.

   (i) Other Provisions. Subject to the provisions of the Plan, each Option Document shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

   (j) Amendment. The Committee shall have the right to amend any Option Document issued to an Optionee to the extent the terms to be amended are within the Committee's discretion as provided in the Plan but subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 8(e)(i)(E) or Section 9 of the Plan, as applicable.

   9. Change of Control. In the event of a Change of Control, all Options then outstanding under the Plan immediately shall become vested and exercisable in full; provided that any acceleration of exercisability of options under this
Section 9 which would cause an ISO to become a Non-Qualified Stock Option may be made only with the consent of the Optionee. In addition, in the event of a Change of Control, the Committee may take whatever other action with respect to Options outstanding as it deems necessary or desirable, including without limitation, accelerating the expiration date of any Options. Any amendment to this Section 9 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

   A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (a) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, (b) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, (c) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation other than, in either case, a merger or consolidation of the Company in which holders of Shares of Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation, (d) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (other than (i) the Company or any of its Affiliates or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates, or (ii) any other person who, as of January 1, 1995, shall have been the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of outstanding shares of Common Stock), shall have become the beneficial owner of, or shall have obtained voting control over, more than 30% of the outstanding shares of Common Stock, or (e) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two years, unless the nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

   10. Adjustments. In the event that a dividend shall be declared upon the Common Stock payable in Shares of Common Stock or if a stock split is declared with respect to the Common Stock, the number of Shares of Common Stock then subject to any Option outstanding under the Plan and the number of Shares reserved for the grant of Options pursuant to the Plan but not yet subject to an Option shall be adjusted by adding to each such Share the number of shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Company entitled to receive such stock dividend or stock split. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split combination of shares, merger, consolidation or otherwise, there shall be substituted for each Share of Common Stock subject to any such Option and for each Share of Common Stock reserved for the grant of Options pursuant to the Plan but not yet subject to an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall have been so changed or for which each such share shall have been exchanged. In the event there shall be any change, other than as specified above in this Section 10, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of Options pursuant to the Plan but not yet subject to an Option and of the Shares then subject to Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each Option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this Section 10, the Option Price for each Share of stock or other security which shall have been substituted for each Share of Common Stock covered by an outstanding Option shall be adjusted appropriately to reflect such substitution or adjustment. No adjustment or substitution provided for in this Section 10 shall require the Company to sell a fractional share of Common Stock, and the total substitution or adjustment with respect to each outstanding Option shall be limited accordingly. Upon any adjustment made pursuant to this Section 10, the Company will, upon request, deliver to the Optionee a certificate of its Secretary setting forth the Option Price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Option.

   11. Amendment or Termination of the Plan. The Board of Directors may terminate the Plan in whole or in part at any time or amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company shall not (a) change the class of individuals eligible to receive an ISO, (b) increase the maximum number of Shares as to which Options may be granted or (c) make any other change or amendment to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Exchange Act, in each case without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter. No amendment to the Plan, however, shall adversely affect any outstanding Option in any material respect without the consent of the Optionee.

   12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ or service of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity, and nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate the employment or service of an Optionee.

   13. Withholding of Taxes. The Company shall deduct or withhold an amount sufficient to satisfy all Federal, state and local taxes required by law to be withheld with respect to any grant or exercise of an Option or other transaction under the Plan which gives rise to a withholding obligation and, in so doing, the Company shall by agreement with the Optionee or unilaterally take such action as it deems necessary or prudent to protect the Company's interest with respect to such withholding obligations. In the sole discretion of the Committee, and subject to such conditions or limitations as the Committee shall prescribe, an Optionee may satisfy the withholding obligation, in whole or in part, by electing to have the number of Shares to be issued upon exercise of an Option reduced by a number of Shares having a Fair Market Value equal to the desired withholding amount or by surrendering to the Company Shares which the Optionee has held for more than six months having an equivalent Fair Market Value. If the method of payment for the Shares is from a loan or sale by a broker of the Shares acquired on exercise of the Option, the withholding obligation shall be satisfied from the proceeds of such loan or sale.

   14. Interpretation. It is the intent of the Company that transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) of the Exchange Act) satisfy the conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of the Plan or action by the Committee would result in a conflict with or fail to comply with any such condition, such provision or action shall be deemed null and void as applied to such transactions to the extent permitted by applicable law and deemed advisable by the Company. This Section 14 shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act. In addition, with respect to employees subject to
Section 162(m) of the Code, transactions under the Plan are intended to avoid the loss of a deduction under that Code section. Accordingly, to the extent any provision of the Plan or action by the Committee fails to comply with Section 162(m) of the Code to avoid the loss of a deduction, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Company.

   15. Governing Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws and regulations and to such approvals by any governmental agency or national securities exchanges as may be required. To the extent not pre-empted by Federal law, the Plan and all Option Documents hereunder shall be construed in accordance with and governed by the laws of Pennsylvania.

PROXY                                                                      PROXY
                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                   420 LAPP ROAD MALVERN, PENNSYLVANIA 19355
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         PROXY FOR THE OCTOBER 31, 2001 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. James J. Reilly and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on September 17, 2001 at Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on October 31, 2001, at the company's corporate offices, 420 Lapp Road, Malvern, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THIS PROXY, "FOR" THE RATIFICATION AND APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN, "FOR" THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

[X] Please mark your votes as in this example.
1.  Election of Class I Directors for a term of three years:
    Ivan M. Marks      [_] FOR NOMINEE       [_] WITHHOLD AUTHORITY
    Robert H. Rau      [_] FOR NOMINEE       [_] WITHHOLD AUTHORITY

2. Approval of an amendment to the 1998 Stock Option Plan increasing the number shares reserved for issuance by 392,430 shares from 866,920 to 1,259,350 shares.
                    [_] FOR       [_] AGAINST       [_] ABSTAIN

3. Ratification and approval of the Innovative Solutions and Support, Inc. 1998 Stock Option Plan for 162(m) purposes.
                    [_] FOR       [_] AGAINST       [_] ABSTAIN

4. Ratify the Appointment of Arthur Andersen LLP as the Company's Independent Auditors.
                    [_] FOR       [_] AGAINST       [_] ABSTAIN

   PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.

  In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1, 2, 3 AND 4 IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

  Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN THE PROXY CARD PROMPTLY
                                             USING THE ENCLOSED ENVELOPE.

                                             Date: ____________________________

                                             __________________________________
                                             SIGNATURE

                                             Date: ____________________________

                                             __________________________________
                                             SIGNATURE (if jointly owned)

                                             Note: Please sign
                                             name(s) exactly as
                                             appearing hereon. When
                                             signing as attorney,
                                             executor,
                                             administrator or other
                                             fiduciary, please give
                                             your full title as
                                             such. Joint owners
                                             should each sign
                                             personally. When
                                             signing as a
                                             corporation or a
                                             partnership, please
                                             sign in the name of
                                             the entity by an
                                             authorized person.
[_] Please check this box if you plan to attend the meeting.